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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                       0-20971               71-0788538
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                      Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

         On September 30, 2005, Edgewater Technology, Inc. (the "Company") reported that Wayne Wilson was elected as the lead director of its Board of Directors. The creation of the lead director position and the election of Mr. Wilson is part of the Company's ongoing commitment to good corporate governance. A copy of the press release issued by the Company concerning Mr. Wilson's election is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------

99.1                       Edgewater Technology, Inc. Press Release dated
                           September 30, 2005.




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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   September 30, 2005

                                     EDGEWATER TECHNOLOGY, INC.

                                     By: /s/ Kevin R. Rhodes
                                         -------------------
                                   Name: Kevin R. Rhodes
                                  Title: Chief Financial Officer
                                         (Principal Financial and Accounting
                                          Officer)